UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 29, 2015

Date of Report (Date of earliest event reported)

FCB FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36586	27-0775699
(State or other	(Commission file number)	(IRS Employer
jurisdiction of incorporation		Identification Number)

2500 Weston Road, Suite 300

Weston, Florida 33331

(Address of principal executive offices)

(954) 984-3313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 29, 2015, FCB Financial Holdings, Inc. issued a press release announcing an amendment to its stock repurchase program that increased the amount of the Company’s Class A common stock purchasable under the program by $20 million to an aggregate of $50 million. As of October 28, 2015, the Company had repurchased $29.2 million, or 893,357 shares of its common stock in accordance with the program. The press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release of FCB Financial Holdings, Inc. issued October 29, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2015	FCB FINANCIAL HOLDINGS, INC.

	By:	/s/ Paul D. Burner
	Name:	Paul D. Burner
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1     Press Release of FCB Financial Holdings, Inc. issued October 29, 2015